UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER PURSUANT TO
RULE 13A-16 OR 15D-16 UNDER THE SECURITIES
EXCHANGE ACT OF 1934

For the month of January 2023

Commission File Number:  001-16601

FRONTLINE PLC
(Translation of registrant's name into English)

8, Kennedy Street, Iris House, Off. 740B, 3106 Limmasol, Cyprus
(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.
Form 20-F [ X ]     Form 40-F [   ]

INFORMATION CONTAINED IN THIS FORM 6-K REPORT

On July 10, 2022, Frontline Ltd., a Bermuda organized exempted company entered into a combination agreement (the “Combination Agreement”) with Euronav NV (“Euronav”) for a stock-for-stock combination based on an exchange ratio of 1.45 Frontline plc ordinary shares, par value $1.00 per share (the “Ordinary Shares”), for every 1.0 Euronav ordinary share, which on July 7, 2022 was unanimously approved by all the members of Frontline Ltd.’s Board of Directors and by all members of Euronav’s Supervisory. Pursuant to the Combination Agreement, Frontline Ltd. agreed to relocate from Bermuda to Cyprus and became Frontline plc, a Cyprus organized company (the “Redomiciliation”). Reference to the “Company” for purposes of this letter shall mean Frontline Ltd. prior to the effectiveness of the Redomiciliation and Frontline plc after the effectiveness of the Redomiciliation. The Redomiciliation is not contingent upon the completion of the exchange offer and the merger as contemplated in the Combination Agreement.

Frontline Ltd.’s Board of Directors called a Special General Meeting of shareholders that was held on December 20, 2022, at 8:00 a.m. local time, at Par-la-Ville Place, 4th Floor, 14 Par-la-Ville Road, Hamilton, Bermuda. Shareholders of record as of November 7, 2022 voted upon and approved, among other things, the Redomiciliation.

In connection with the Redomiciliation, Frontline Ltd. filed a registration statement on Form F-4 (333-267407) that was declared effective by the SEC on December 2, 2022 (the “Registration Statement”) in connection with the Redomiciliation. The final proxy statement and prospectus, together with other proxy materials containing important information about the Special General Meeting (“Final Proxy Statement/Prospectus”) were filed with the SEC on December 6, 2022 and mailed to shareholders of record on or about December 6, 2022.

Effective December 30, 2022, Frontline Ltd. discontinued its existence as Frontline Ltd. as provided under Sections 132G and 132H of the Companies Act 1981 of Bermuda, and, pursuant to Sections 354(B)-(H) of Cap.113 of the statutes of the Republic of Cyprus, continued its existence as Frontline plc. A copy of the Company’s press release announcing the effectiveness of the Redomiciliation is attached hereto as Exhibit 1. Frontline Ltd.’s and its subsidiaries’ business, assets and liabilities prior to the Redomiciliation are the same as Frontline plc immediately after the Redomiciliation on a consolidated basis, as well as its fiscal year. In addition, the directors and executive officers of the Frontline plc immediately after the Redomiciliation were the same individuals who were directors and executive officers, respectively, of Frontline Ltd. immediately prior to the Redomiciliation.

Upon effectiveness of the Redomiciliation, each of Frontline Ltd.’s currently outstanding Ordinary Shares continue to be outstanding by operation of law, on a one-for-one basis, as ordinary shares of Frontline plc with the same nominal value. Consequently, upon effectiveness of the Redomiciliation, each holder of Frontline Ltd.’s Ordinary Shares instead hold Ordinary Shares of Frontline plc of the same nominal value, representing the same proportional equity interest in Frontline plc as that shareholder held in Frontline Ltd. and representing the same class of shares. The number of Ordinary Shares of Frontline plc outstanding immediately after the Redomiciliation continue to be the same as the number of Ordinary Shares of Frontline Ltd. outstanding immediately prior to the Redomiciliation. Upon effectiveness of the Redomiciliation, the rights of shareholders of Frontline plc are governed under Cyprus law and the Frontline plc Amended and Restated Memorandum and Articles of Association, each of which is described in the Registration Statement. Information relating to the Ordinary Shares is described under the captions “Description of Share Capital” in the Registration Statement and Final Proxy Statement/Prospectus.

Frontline Ltd.’s Ordinary Shares are registered pursuant to Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (“NYSE”) and Oslo Stock Exchange (“OSE”) under the symbol “FRO”.  following the Redomiciliation, such shares will continue to be listed for trading on the NYSE and OSE under the ticker symbol "FRO" and have been assigned a new CUSIP number M46528101, effective as of January 3, 20203, and a new ISIN CY0200352116, effective on or about January 9, 2023.  In addition, the Company's name has changed to Frontline plc on the NYSE on January 3, 2023.  A copy of the press release announcing the key information with respect to the change of ISIN is attached hereto as Exhbit 2.

This Current Report on Form 6-K is being filed using the EDGAR format type 8-K12B.  The Company is a “foreign private issuer” as such term is defined in Rule 3b-4 under the Exchange Act.

This Current Report on Form 6-K is being filed for the purpose of establishing the Frontline plc as the successor issuer to Frontline Ltd. pursuant to Rule 12g-3(a) under the Exchange Act, and to disclose certain events with respect to Frontline plc in connection with the consummation of the Redomiciliation. Pursuant to 12g-3(a) under the Exchange Act, the Frontline Ltd.’s Ordinary Shares are deemed registered under Section 12(b) of the Exchange Act as the ordinary shares of the successor issuer, Frontline plc, and Frontline plc is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. Frontline plc hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRONTLINE PLC (registrant)

Dated: January 4, 2023	By:	/s/ Inger M. Klemp
Name: Inger M. Klemp
Title: Principal Financial Officer

EXHIBIT 1

FRO – Redomiciliation of Frontline to Cyprus is Effective
30.12.2022
Frontline plc (“Frontline” or the “Company”) (NYSE: FRO – OSE: FRO), formerly Frontline Ltd., refers to its announcement on December 20, 2022 regarding the approval by Frontline’s shareholders at the Special General Meeting held on December 20, 2022, to redomicile the Company to the Republic of Cyprus under the name of Frontline plc (the “Redomiciliation”).
The Registrar of Companies and Official Receiver of the Republic of Cyprus has today issued a temporary redomiciliation certificate, and the Redomiciliation has therefore taken effect. Frontline Ltd. discontinued its existence as Frontline Ltd. as provided under Sections 132G and 132H of the Companies Act 1981 of Bermuda, and, pursuant to Sections 354(B)-(H) of Cap.113 of the statutes of the Republic of Cyprus, continued its existence as Frontline plc. The business, assets and liabilities of Frontline Ltd. and its subsidiaries prior to the Redomiciliation are the same as Frontline plc immediately after the Redomiciliation on a consolidated basis, as well as its fiscal year. In addition, the directors and executive officers of the Frontline plc immediately after the Redomiciliation are the same individuals who were directors and executive officers, respectively, of Frontline Ltd. immediately prior to the Redomiciliation. For further details on the consequences hereof, please refer to the Company’s announcement dated December 20, 2022 and further information referred to therein.
Prior to the Redomiciliation, Frontline Ltd.’s ordinary shares were listed on the New York Stock Exchange (“NYSE”) and Oslo Stock Exchange (“OSE”) under the symbol “FRO.” Upon effectiveness of the Redomiciliation, the Company’s ordinary shares continue to be listed on the NYSE and OSE and is expected to commence trading under the new name Frontline plc and new CUSIP number M46528101 and new ISIN CY0200352116 on the NYSE on or about January 3, 2023 and on the OSE on or about January 9, 2023. Frontline plc’s LEI number will not be affected by the Redomiciliation and will remain the same.
Conversion of the ordinary shares in the Company between the NYSE and the OSE will be restricted from January 2, 2023 until the ordinary shares in the Company trade under the new ISIN on the OSE, which is expected to take place on January 9, 2023. Any conversion transactions that remain unsettled as of the open of trading on January 3, 2023 will be cancelled.
During a period which is expected to last from and including January 4, 2023 to and including January 6, 2023, the ordinary shares in the Company will trade on the OSE under a temporary ticker symbol, the details of which will be announced separately. The ticker symbol for trading on the OSE will return to “FRO” from the same date as the ordinary shares in the Company trade on the OSE under the new ISIN, which is expected to take place on January 9, 2023.
December 30, 2022
The Board of Directors
Frontline plc
Limassol, Cyprus

Questions should be directed to:
Lars H. Barstad: Chief Executive Officer, Frontline Management AS
+47 23 11 40 00
Inger M. Klemp: Chief Financial Officer, Frontline Management AS
+47 23 11 40 00
Forward-Looking Statements
Matters discussed in this announcement may constitute forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides safe harbor protections for forward-looking statements, which include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.
Frontline and its subsidiaries, desire to take advantage of the safe harbour provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with this safe harbour legislation. This announcement and any other written or oral statements made by Frontline or its behalf may include forward-looking statements, which reflect its current views with respect to future events and financial performance and are not intended to give any assurance as to future results. When used in this document, the words “believe,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “plan,” “potential,” “will,” “may,” “should,” “expect” and similar expressions, terms or phrases may identify forward-looking statements.
The forward-looking statements in this announcement are based upon various assumptions, including without limitation, management’s examination of historical operating trends, data contained in our records and data available from third parties. Although Frontline believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond Frontline’s control, it cannot assure you that Frontline will achieve or accomplish these expectations, beliefs or projections. Frontline undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to these important factors and matters discussed elsewhere herein, important factors that, in Frontline’s view, could cause actual results to differ materially from those discussed in the forward-looking statements include important factors described from time to time in the reports and other documents, including filings with the U.S. Securities and Exchange Commission.
This information is subject to the disclosure requirements pursuant to Section 5-12 the Norwegian Securities Trading Act.
NO OFFER OR SOLICITATION
This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, sell, or solicit any securities or any proxy vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

EXHIBIT 2

FRO – KEY INFORMATION ON CHANGE OF ISIN AND TEMPORARY TICKER SYMBOL

Frontline plc ("Frontline" or the "Company") (NYSE: FRO - OSE: FRO), formerly Frontline Ltd., refers to its announcement on December 30, 2022 in which the Company informed that its redomiciliation to the Republic of Cyprus was effective. Please see below for key information regarding the change of ISIN for its ordinary shares traded on the Oslo Stock Exchange ("OSE"):

Issuer: Frontline plc
Previous ISIN: BMG3682E1921
New ISIN: CY0200352116
Date of ISIN change: January 9, 2023

Other information: During a period which is expected to last from and including January 4, 2023 to and including January 6, 2023, the ordinary shares in the Company will trade on the OSE under the temporary ticker symbol "FROT". The ticker symbol for trading on the OSE will return to "FRO" from the same date as the ordinary shares in the Company trade on the OSE under the new ISIN, which is expected to take place on January 9, 2023.

January 3, 2023

The Board of Directors
Frontline plc
Limassol, Cyprus

Questions should be directed to:
Lars H. Barstad: Chief Executive Officer, Frontline Management AS
+47 23 11 40 00
Inger M. Klemp: Chief Financial Officer, Frontline Management AS
+47 23 11 40 00

Forward-Looking Statements

Matters discussed in this announcement may constitute forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides safe harbor protections for forward-looking statements, which include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.

Frontline and its subsidiaries, desire to take advantage of the safe harbour provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with this safe harbour legislation. This announcement and any other written or oral statements made by Frontline or its behalf may include forward-looking statements, which reflect its current views with respect to future events and financial performance and are not intended to give any assurance as to future results. When used in this document, the words "believe," "anticipate," "intend," "estimate," "forecast," "project," "plan," "potential," "will," "may," "should," "expect" and similar expressions, terms or phrases may identify forward-looking statements.

The forward-looking statements in this announcement are based upon various assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and data available from third parties. Although Frontline believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond Frontline's control, it cannot assure you that Frontline will achieve or accomplish these expectations, beliefs or projections. Frontline undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to these important factors and matters discussed elsewhere herein, important factors that, in Frontline's view, could cause actual results to differ materially from those discussed in the forward-looking statements include important factors described from time to time in the reports and other documents, including filings with the U.S. Securities and Exchange Commission.

This information is subject to the disclosure requirements pursuant to Section 5-12 the Norwegian Securities Trading Act.

NO OFFER OR SOLICITATION
This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, sell, or solicit any securities or any proxy vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.